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                                                                    Exhibit 10.1

                       eGAIN COMMUNICATIONS CORPORATION
                       --------------------------------

                           INDEMNIFICATION AGREEMENT
                           -------------------------


          THIS INDEMNIFICATION AGREEMENT (the "Agreement"), effective as of _____, by and between, eGAIN COMMUNICATIONS CORPORATION, a Delaware corporation
                       --------------------------------
(the "Company"), and _____________________ (the "Indemnitee").

          1.  Indemnification.  The Company shall indemnify Indemnitee to the
              ---------------
fullest extent permitted by section 145 of the Delaware General Corporation Law, as amended (the "Delaware Law"), the Certificate of Incorporation (the "Certificate") and the Bylaws of the Company (the "Bylaws") in effect on the date hereof or as such Law, Certificate, and Bylaws may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits the Company to provide broader indemnification rights than the Law, Certificate or Bylaws permitted the Company to provide before such amendment), if and whenever he is or was a party or is threatened to be made a party to any Proceeding, against Expenses and Liabilities actually and reasonably incurred by Indemnitee or on his behalf in connection with the investigation, defense, settlement or appeal of such Proceeding. The right to indemnification conferred herein shall be presumed to have been relied upon by Indemnitee in serving or continuing to serve the Company as an officer or director and shall be enforceable as a contract right. Without in any way diminishing the scope of the indemnification provided by this Section 1, the Company will indemnify Indemnitee if Indemnitee:

          (a) was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company to procure a judgment in its favor) by reason of the fact Indemnitee is or was an Agent, against Expenses and Liabilities actually and reasonably incurred in connection with such Proceeding if Indemnitee acted in good faith and in a manner reasonably believed to be in the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company or that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful, or

          (b) was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was an agent of the Company, against Expenses and Liabilities actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action if Indemnitee acted in good faith, in a manner Indemnitee believed to be in the best interests of the Company and its shareholders.

          (c) To the extent that Indemnitee has been successful on the merits in defense of any Proceeding referred to in clause (a) or (b) above or in defense of any action, claim, issue or matter therein, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by Indemnitee in connection therewith.

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          In addition to, and not as a limitation of, the foregoing, the rights of indemnification of Indemnitee provided under this Agreement shall include those rights set forth below.

          2.  Advancement of Expenses and Costs.  All reasonable Expenses
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incurred by or on behalf of Indemnitee shall be advanced by the Company to
Indemnitee within thirty (30) calendar days after the receipt by the Company of a statement or statements from Indemnitee requiring an advance or advances of Expenses from time to time, whether prior to or after final disposition of such Proceeding. The statement or statements shall reasonably evidence the Expenses incurred or to be incurred by him in connection therewith. If required by law at the time of such advance, Indemnitee hereby undertakes to repay the amounts advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified pursuant to the terms of this Agreement.

          3.  Other Rights to Indemnification.  Indemnitee's rights of
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indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under applicable law, the Certificate, Bylaws, agreement, vote of stockholders, resolution of directors, or otherwise.

          4.  Limitations on Indemnity.  Any provision herein to the contrary
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notwithstanding, the Company shall not be obligated pursuant to this Agreement:

          (a) Insured Claims.  To make any payment to Indemnitee to the extent
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that Indemnitee is indemnified other than pursuant to this Agreement or to the extent that Indemnitee is reimbursed pursuant to any D&O or other insurance the Company may maintain for Indemnitee's benefit; provided, however, that notwithstanding the availability of such insurance, Indemnitee may claim indemnification pursuant to this Agreement by assigning to the Company, at its request, any claims under such insurance to the extent Indemnitee is paid by the Company.

          (b) Claims Initiated by Indemnitee.  To indemnify or advance expenses
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to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Delaware Law, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit.

          (c) Claims Under Section 16(b).  To indemnify Indemnitee for Expenses
              --------------------------
and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

          5.  Duration of Agreement.  This Agreement shall continue so long as
              ---------------------
Indemnitee shall be subject to any possible Proceeding by reason of the fact that he is or was an Agent. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or

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other legal representatives.

          6.  Miscellaneous.
              -------------

          (a)  Procedure.  Any indemnification and advances provided for in
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Sections 1 and 2 shall be made no later than thirty (30) calendar days, respectively, after receipt of a written request therefor of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Certificate or Bylaws providing for indemnification, is not paid in full by the Company within such period, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 6(l) of this Agreement, Indemnitee shall also be entitled to be paid for the Expenses (including attorney's fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in connection with any action or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 2 unless and until such defense is finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the Company shall be entitled to select the forum in which Indemnitee's entitlement to indemnification will be heard. The Company shall notify the Indemnitee in writing as to the forum selected, which selection shall be from among the following:

               (i)   The stockholders of the Company;

               (ii)  A quorum of the Board consisting of Disinterested
     Directors;

               (iii) Independent Counsel selected by Indemnitee, and reasonably approved by the Board, which counsel shall make the determination in a written opinion; or

               (iv) A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by Indemnitee and the last of whom is selected by the first two arbitrators so selected; or if for any reason three arbitrators are not selected within 30 days after the appointment of the first arbitrator, then selection of additional arbitrators to complete the three person panel shall be made by the American Arbitration Association under its commercial arbitration rules now in effect.

Neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholder) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has

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not met the applicable standard of conduct.

          (b) Mutual Acknowledgment.  Both the Company and Indemnitee
              ---------------------
acknowledge that in certain instances, federal or state law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          (c) Severability.  If any provision or provisions of this Agreement
              ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          (d) Identical Counterparts.  This Agreement may be executed in one or
              ----------------------
more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          (e) Interpretation of Agreement.  It is understood that the parties
              ---------------------------
hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

          (f) Headings.  The headings of the paragraphs of this Agreement are
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inserted for convenience only and shall not be deemed to constitute part of this
Agreement or to affect the construction thereof.

          (g) Definitions.  For purposes of this Agreement:
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                 (i) "Agent" shall mean any person who is or was a director,
                      -----
          officer, employee, agent, fiduciary or other official of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; or was a director, officer, employee, agent, fiduciary or other official of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee, agent, fiduciary or other official of another enterprise

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     at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

          (ii)  "Expenses" shall include all direct and indirect costs
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     (including, without limitation, attorneys' fees, retainers, court costs, transcripts , fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses and reasonable compensation for time spent by Indemnitee for which he is otherwise not compensated by the Company or any third party) actually and reasonably incurred in connection with either the investigation, defense, settlement or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise; provided,however, that expenses shall not include any judgments, fines, ERISA excise taxes or penalties or amounts paid in settlement of a Proceeding.

          (iii) "Liabilities" shall mean liabilities of any type whatsoever,
                 -----------
     including, but not limited to, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement of a Proceeding.

          (iv)  "Proceeding" shall mean any action, suit arbitration, alternate
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     dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative to which Indemnitee is or was a party or is threatened to be a party by reason of the fact that he is or was an Agent or by reason of anything done or not done by Indemnitee in such capacity.

          (v)   "Delaware Law" shall mean Title 8 of the Delaware Code as
                 ------------
     amended and in effect from time to time or any successor or other statutes of Delaware having similar import and effect .

     (h)  Pronouns.  Use of the masculine pronoun shall be deemed to include
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usage of the feminine pronoun where appropriate.

     (i)  Modification and Waiver.  No supplement, modification or amendment of
          -----------------------
this Agreement shall be binding unless executed in writing by both of the parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     (j)  Notice by Indemnitee and Defense of Claims.  Indemnitee agrees
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promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative; but the omission so to notify the Company will not relieve it from any liability which it may have to Indemnitee if such omission does not prejudice the Company's rights and if such omission does prejudice the

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Company's rights, it will relieve the Company from liability only to the extent of such prejudice; nor will such omission, in any event, relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement thereof:

               (i) The Company will be entitled to participate therein at its own expense; and

               (ii) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except as otherwise provided below. Indemnitee shall have the right to employ his counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (A) the employment of counsel by Indemnitee has been authorized by the Company, or (B) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company, or (C) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense.

               (iii) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

     (k)  Notices.  All notices, requests, demands and other communications
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hereunder shall be in writing and shall be deemed to have been duly given if (i)
delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          If to Indemnitee:         _____________________
                                    _____________________
                                    _____________________


          If to Company:            eGAIN COMMUNICATIONS CORPORATION
                                    624 East Evelyn Avenue
                                    Sunnyvale, California 94086


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                             Attention:  President

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

     (l)  Attorneys' Fees.  In the event that any action is instituted by
          ---------------
Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     (m)  Consent to Jurisdiction.  The Company and Indemnitee each hereby
          -----------------------
irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     (n)  Partial Indemnification.  If Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

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     (o)  Governing Law; Binding Effect.  The parties agree that this
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Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. This Agreement shall be binding upon Indemnitee and upon the Company, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        eGAIN COMMUNICATIONS
                                        CORPORATION, a Delaware corporation



                                        By
                                          ____________________________________

                                        Its
                                           ___________________________________



                                        ______________________________________
                                                        Indemnitee

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